LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

[MORNINGSTAR RATINGS LOGO]

Seeking capital appreciation through the use of aggressive investment techniques

KEMPER AGGRESSIVE
GROWTH FUND

   "... The fund's performance was due to its significant exposure to technology stocks. Late in the period, we fared well because of our relatively high cash reserve which was the result of defensive moves we made mid way through the period. When the market imploded in March, our cash position helped ease the impact. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
INDIVIDUAL HOLDINGS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 AT A GLANCE
 KEMPER AGGRESSIVE GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
KEMPER AGGRESSIVE GROWTH FUND CLASS A                                   FUND CLASS B                       FUND CLASS C
-------------------------------------                             ------------------------           ------------------------
58.3                                                                       57.44                              57.37

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS A                          $24.41    $15.42
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS B                          $23.72    $15.72
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS C                          $23.70    $15.06
 .........................................................

THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH THE FUND, INCLUDING OPERATION AS A NON DIVERSIFIED FUND, WHICH ALLOWS MORE ASSETS TO BE INVESTED IN FEWER ISSUERS AND THE FLEXIBILITY TO CONCENTRATE IN VARIOUS INVESTMENT SECTORS, AS WELL AS THE ABILITY TO INVEST SIGNIFICANT ASSETS IN SMALLER COMPANIES, WHICH PRESENT GREATER RISK THAN LARGER, MORE ESTABLISHED COMPANIES. THERE IS NO ASSURANCE THAT THE FUND'S MANAGEMENT STYLE WILL BE SUCCESSFUL OR THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER AGGRESSIVE
                           GROWTH FUND IN THE SMALL-CAP GROWTH CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

CYCLICAL STOCK A stock that carries a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical stocks include those of companies in the industrial machinery, paper and forestry, automobile and construction sectors.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current share price by the number of shares outstanding.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[HODGES PHOTO]

SEWALL HODGES IS A SENIOR VICE PRESIDENT WITH SCUDDER KEMPER INVESTMENTS, INC. HODGES BRINGS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND AND SERVES AS THE LEADER OF THE COMPANY'S SMALL-CAP INVESTING TEAM. PORTFOLIO MANAGER JESUS CABRERA JOINS HODGES IN MANAGING THE FUND. CABRERA HAS MORE THAN 10 YEARS OF INVESTMENT EXPERIENCE. THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND INVESTMENT SPECIALISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             BELOW, LEAD PORTFOLIO MANAGER SEWALL HODGES
                             DISCUSSES HOW KEMPER AGGRESSIVE GROWTH FUND
                             PERFORMED IN A CHALLENGING MARKET CLIMATE, HIS INVESTMENT STRATEGY AND WHERE HE'S FINDING ATTRACTIVELY VALUED GROWTH STOCKS.

Q     HOW DID THE FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     Fund performance was exceptional, despite sustained stock market volatility. The fund gained 58.30 percent (Class A shares, unadjusted for any sales changes) for the six months ended March 31, 2000. It soundly beat its benchmark, the Standard & Poor's 500 stock index, which rose just 17.50 percent for the period.

  The fund's performance was due to its significant exposure to technology stocks. Late in the period, we fared well because of our relatively high cash reserve which was the result of defensive moves we made mid way through the period. When the market imploded in March, our cash position helped ease the impact.

  Admittedly, however, our enthusiasm is tempered by the fund's performance as compared with its peers. Despite our latitude to invest in companies of any size, our focus on maximum long-term earnings growth has led us to favor small- and mid-cap stocks over their larger counterparts. Our bias toward these stocks hindered the fund's relative short-term performance. While the fund performed admirably against some of our most capable and aggressive competitors, overall it trailed the small- and mid-cap peer group growth averages as measured by Morningstar, Inc., which were 62.88 percent and 66.43 percent, respectively.

  Our goal over the long term is to outperform both the fund's benchmark and its peer-group averages. The market recently has presented challenges that were difficult to overcome during the semiannual period. We remain committed to our long-term investment strategy and believe wholeheartedly that a disciplined "all-cap" approach will provide superior returns over time.

Q     CAN YOU SUMMARIZE YOUR INVESTMENT DISCIPLINE?

A     Our goal is to pursue long-term capital appreciation. As I mentioned, we have the freedom to invest in companies of any size. And we're willing to concentrate investments in market sectors with the strongest prospects for growth. Our primary focus, however, is on bottom-up research into individual stocks. At no time are we willing to compromise our criteria. Therefore, portfolio allocations into market-cap segments and sectors result from our individual stock selections.

  We look for companies with strong fundamentals, clean balance sheets and above-average earnings growth that we believe can be sustained for a period of at least two years. We tend to favor niche players, companies that are leaders in their industries or innovators on the cutting edge of emerging technologies.

  Exemplary fundamentals are just part of what we seek. We won't invest in a good company unless it's a good stock as well. In other words, we look for stocks that are attractively priced relative to their earnings-per-share growth, industry peers and the market in general.

PERFORMANCE UPDATE

  Conversely, we'll eliminate stocks when it appears that company fundamentals are deteriorating or earnings growth is slowing. We also will sell stocks when their prices reach our preestablished targets.

Q     COULD YOU PROVIDE AN OVERVIEW OF THE MARKET CLIMATE AND THE CHALLENGES YOU
FACED IN MANAGING THE FUND?

A     Throughout the six-month period, we continued to see dramatic, even historic levels of market volatility. Despite the fluctuations, most market indices ultimately climbed to new highs.

  The period began in October with weak small-cap stock performance. Led by high-flying technology stocks, the sector rebounded decisively in November and December. After some profit taking in January, the market surged ahead once again, and performance continued apace through most of the first quarter. Historically wide valuations between so-called old-economy and new-economy stocks, and fears of a continued rising-interest-rate environment caused a sharp decline in much of the small-cap universe to end the period. Though it's impossible to say for sure, the broad sell-off in technology stocks and the strong performance of consumer staples and other mega-cap stocks in March suggests that some investors are realizing the wisdom of time-tested valuation methods and that larger-cap old-economy stocks may be returning to favor.

  This type of market volatility usually works against small-cap stocks. In addition, small-cap stocks tend to fall out of favor in rising-interest-rate environments, such as we've seen. Investors worry that small companies will have difficulty getting access to capital to finance growth. Concerns about liquidity and perceived stability tend to drive investors into mid- and large-cap stocks.

Q     HOW ARE YOU BALANCING LIQUIDITY CONCERNS WITH YOUR BIAS TOWARD SMALL- AND
MID-CAP STOCKS?

A     Given the outlook for continued volatility and rising rates, we expect to see the effects of ongoing liquidity concerns on small caps over the short term. We believe that over the long term, however, small cap stocks will continue to post strong earnings growth, while offering more attractive valuations. In terms of purchases in the near future, we will steer clear of stocks whose earnings-growth potential we believe will be hampered by liquidity problems. For that reason, we remain extremely cautious of micro-cap stocks. We will continue to look for stocks that offer a balance of liquidity and reasonably valued growth. Based on these criteria, mid-cap stocks continue to be a growing area of interest.

Q     WHAT WORKED ESPECIALLY WELL FOR THE FUND?

A     We sought to reduce our exposure to sectors that tend to underperform in rising-interest-rate environments. As a rule, however, we do not allow short-term macroeconomic fluctuations to drive our investment decisions. Therefore, while some fund managers may eliminate sector positions entirely, we examine each company's fundamental ability to sustain momentum. Bottom-up analysis revealed slowing earnings growth in several financial and consumer staples stocks. Reducing exposure to these groups really helped performance.

  On the other hand, we added to positions in semiconductors, telecommunications and software, creating an overweight in technology as compared with the benchmark. Notably, Time Warner Telecommunication Services, now the fund's top holding, did extraordinarily well. The stock, though currently off of its high, has gained substantially since we bought it.

  Other top holdings also did well, especially within the technology sector:

  - Applied Micro Circuits, which manufactures specialized semiconductors designed for wireless telecommunications, is exhibiting remarkable earnings growth. Companies such as Nortel and Lucent Technologies look to Applied Micro Circuits for fiber-optic solutions to help them increase speed and bandwidth. It's a great example of the niche player we look for. Its products meet needs that microprocessors can't.

  - Vitesse Semiconductor, a producer of component technologies for a variety of industries, currently has as close to a monopoly as we've seen since Microsoft. Atmel Technology, a manufacturer of memory chips, saw a rapid and dramatic increase in demand for its products.

  For each of these companies, sales are robust, and because consumers are always seeking better and faster ways to transmit and manage data, demand is expected to surge.

Q     WHAT DID NOT PERFORM AS YOU EXPECTED?

A     We were disappointed by one of the fund's long-standing and largest holdings: Concord EFS. The company handles electronic processing, providing transaction management services and equipment

PERFORMANCE UPDATE

for check and credit card authorization, among other things. Over the past 15 years, it has been among the most successful technology stocks. Its returns have outpaced even Microsoft's at times, although it has been far more volatile.

  On speculation that the elimination of fees for the use of automatic teller machines would hurt revenues, the company's stock price was reduced nearly by half. The stock has since recovered, although it is still markedly off its high. That it held on to recovered ground during the collapse of the tech sector is a testament to the strength of the stock's fundamentals. We expect it to make a full recovery and to continue to grow earnings.

Q     GIVEN THE CHALLENGES OF THE RECENT MARKET, WHAT IS YOUR OUTLOOK FOR EQUITY
INVESTING? HOW WILL YOU SEEK TO POSITION THE FUND?

A     It's important to remember that no one can predict with certainty how the markets or any sector will perform. However, we believe that slower economic growth is likely and that investors will have to pay a premium for companies with rapidly growing revenues.

  We are looking to deploy some of the fund's cash reserves and will seek opportunities in sectors that appear to have the best prospects for earnings growth.

  Currently, approximately half of the portfolio is in technology stocks. We intend to stay heavily invested in tech, especially in semiconductor and components stocks that show expanded growth potential based on our earnings and revenue models. The recent rout in tech stocks has created a lot of buying opportunities. We will continue to look for companies with the strongest fundamentals and to take advantage of price weaknesses to snap up those that we want over the long term but have been unable to buy due to high prices.

  Consumer cyclicals and financials now account for only small portions of the portfolio, creating little sensitivity to interest-rate fluctuations. Should it look as if rates are beginning to come down, we may seek to increase exposure to these sectors once again, based on the strength of individual names. But we do not anticipate a reduction of interest rates in the near future.

  Nor do we anticipate smooth sailing for investors. We expect volatility to continue on some level, although it appears that the markets have begun to stabilize somewhat. The major March downdraft was, in a sense, a "reality check" for less experienced investors. But drops, even substantial ones, are part of the ordinary investment process. Those who are prone to panic selling may seek safer harbors now.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 2000, AND ON SEPTEMBER 30, 1999.
[BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
                                                                      FUND ON 3/31/00                    FUND ON 9/30/99
                                                                  ------------------------           ------------------------
TECHNOLOGY                                                                 57.80                              34.30
CONSUMER NON-DURABLES                                                      13.50                              30.80
COMMUNICATION SERVICES                                                     12.00                              12.20
HEALTH CARE                                                                 8.20                               9.50
CAPITAL GOODS                                                               6.90                               9.80
ENERGY                                                                      1.60                               0.80
FINANCE                                                                     0.00                               2.60
UTILITIES                                                                   0.00                               0.00
TRANSPORTATION                                                              0.00                               0.00

A COMPARISON WITH THE S&P 500 INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER AGGRESSIVE GROWTH FUND REPRESENTED ON MARCH 31, 2000, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE S&P 500 INDEX.
[BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH
                                                                      FUND ON 3/31/00                S&P 500 INDEX ON 3/31/00
                                                                  ------------------------           ------------------------
TECHNOLOGY                                                                  57.8                               33.7
CONSUMER NON-DURABLES                                                       13.5                               18.6
COMMUNICATION SERVICES                                                      12.0                                7.5
HEALTH CARE                                                                  8.2                                9.3
CAPITAL GOODS                                                                6.9                                7.9
ENERGY                                                                       1.6                                5.4
FINANCE                                                                      0.0                               12.1
BASIC INDUSTRIES                                                             0.0                                2.6
UTILITIES                                                                    0.0                                2.5
TRANSPORTATION                                                               0.0                                0.6

* The Standard & Poor's 500 stock index is an unmanaged index generally representative of the U.S. stock market.

INDIVIDUAL HOLDINGS

KEMPER AGGRESSIVE GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 21.2 percent of the fund's portfolio on March 31, 2000

            HOLDING                       DESCRIPTION                           PERCENT
---------------------------------------------------------------------------------------
1.          TIME WARNER TELECOM           Time Warner offers dedicated phone     2.8%
                                          lines and access, switched phone
                                          services, data and video
                                          transmission, and Internet services,
                                          including dedicated access.
---------------------------------------------------------------------------------------
2.          APPLIED MICRO CIRCUITS        Applied Micro Circuits Corporation     2.7%
                                          (AMCC) makes high-performance,
                                          high-bandwidth integrated circuits
                                          used to control the high-speed flow
                                          of transmissions through fiber-
                                          optic telephone networks worldwide.
---------------------------------------------------------------------------------------
3.          VITESSE SEMICONDUCTOR         Produces component technologies for    2.2%
                                          a variety of industries, including
                                          computers, telecommunications,
                                          defense and aerospace.
---------------------------------------------------------------------------------------
4.          MICROSOFT                     Microsoft is the world's #1 software   2.2%
                                          company. Products include the
                                          Windows operating systems. It also
                                          runs on-line services and e-commerce
                                          portal MSN.
---------------------------------------------------------------------------------------
5.          MERCURY INTERACTIVE           Creates products to automate the       2.1%
                                          testing and quality assurance of
                                          client-server software.
---------------------------------------------------------------------------------------
6.          SDL                           SDL mainly sells semiconductor laser   2.0%
                                          pump modules to companies that
                                          operate fiber-optic, cable
                                          television, and satellite
                                          communication networks.
---------------------------------------------------------------------------------------
7.          ATMEL                         Atmel produces a variety of            2.0%
                                          semiconductors. Atmel's chips are
                                          used in devices such as digital
                                          displays in auto dashboards, pagers,
                                          digital recorders, computers,
                                          telephones and smart cards.
---------------------------------------------------------------------------------------
8.          MERCURY COMPUTER SYSTEMS      Mercury Computer Systems, Inc., is     1.8%
                                          producer of high-performance stream
                                          computing systems. These embedded
                                          computer systems transform streams
                                          of data into visual information in
                                          real time for analysis and
                                          interpretation.
---------------------------------------------------------------------------------------
9.          CONCORD EFS                   Provides transaction management        1.8%
                                          services and equipment. Services
                                          include check and credit card
                                          authorization.
---------------------------------------------------------------------------------------
10.         ANDRX                         Andrx develops timed-release generic   1.7%
                                          versions of brand-name drugs.
---------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND
Portfolio of Investments at March 31, 2000 (unaudited)

                                                                                            PRINCIPAL
    SHORT-TERM NOTES--16.0%                                                                  AMOUNT         VALUE

    REPURCHASE AGREEMENTS--.4%
                                             State Street Bank and Trust Company, dated
                                               3/31/2000, 6.05%, to be repurchased at
                                               $805,406 on 4/3/2000. (Cost $805,000) (a)   $  805,000    $    805,000
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    COMMERCIAL PAPER--15.6%
                                             Countrywide Home Loans, 6.05%, 4/24/2000       4,000,000       3,983,867
                                             E.I. du Pont de Nemours & Co., 6.01%,
                                               4/26/2000                                    6,000,000       5,975,000
                                             IBM Credit Corp., 5.81%, 04/06/2000            8,000,000       7,993,544
                                             Pitney Bowes Credit Corp., 6.00%, 4/10/2000    5,500,000       5,491,750
                                             UBS Finance Inc., 6.28%, 04/03/2000           10,000,000       9,996,511
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                               (Cost 33,440,672)                                           33,440,672
                                             ----------------------------------------------------------------------------
                                                                                            NUMBER OF
    COMMON STOCKS--84.0%                                                                     SHARES

    CONSUMER DISCRETIONARY--2.5%
    DEPARTMENT & CHAIN STORES--1.3%
                                             Kohl's Corp.*                                     28,200       2,890,500
                                             ----------------------------------------------------------------------------

    RECREATIONAL PRODUCTS--.7%
                                             Harley-Davidson, Inc.                             15,300       1,214,437
                                             The 3DO Company*                                  18,000         174,375
                                             ----------------------------------------------------------------------------
                                                                                                            1,388,812

    RESTAURANTS--.5%
                                             CEC Entertainment, Inc.*                          41,100       1,114,837
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--.2%
    FOOD & BEVERAGE--.2%
                                             Hain Food Group, Inc.*                            18,000         509,625
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--6.9%
    BIOTECHNOLOGY--3.0%
                                             Enzon, Inc.*                                      60,600       2,283,862
                                             Invitrogen Corp.*                                 11,400         661,913
                                             Isis Pharmaceuticals, Inc.*                       28,600         402,188
                                             Maxygen, Inc.*                                     2,500         162,969
                                             QLT PhotoTherapeutics, Inc.*                      12,000         654,109
                                             Sequenom, Inc.*                                    1,200          47,250
                                             Waters Corp.*                                     22,600       2,152,650
                                             ----------------------------------------------------------------------------
                                                                                                            6,364,941

    MEDICAL SUPPLY & SPECIALTY--3.8%
                                             Andrx Corp.*                                      31,900       3,684,450
                                             Medtronic, Inc.*                                  60,805       3,127,657
                                             ResMed, Inc.*                                     19,900       1,420,363
                                             ----------------------------------------------------------------------------
                                                                                                            8,232,470

    PHARMACEUTICALS--.1%
                                             Intermune Pharmaceuticals Inc.*                    7,000         139,563
                                             ----------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    COMMUNICATIONS--7.1%
    TELEPHONE/COMMUNICATIONS--7.1%
                                             Adelphia Business Solutions, Inc.*                43,900    $  2,705,337
                                             Allegiance Telecom, Inc.*                          9,300         749,812
                                             AudioCodes Ltd.*                                   2,300         230,863
                                             BroadWing, Inc.*                                  71,200       2,647,750
                                             Cypress Communications, Inc.*                      1,700          41,650
                                             Efficient Networks, Inc.*                          4,300         669,725
                                             Pinnacle Holdings, Inc.*                          37,700       2,082,925
                                             Time Warner Telecom, Inc. "A"*                    75,400       5,994,300
                                             ----------------------------------------------------------------------------
                                                                                                           15,122,362
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.0%
    BROADCASTING & ENTERTAINMENT--3.0%
                                             CBS Corp.*                                        23,600       1,336,350
                                             Citadel Communications Corp.*                     53,000       2,235,937
                                             Cumulus Media, Inc. "A"*                          34,300         493,062
                                             Univision Communication, Inc.*                    21,100       2,384,300
                                             ----------------------------------------------------------------------------
                                                                                                            6,449,649
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--8.6%
    EDP SERVICES--4.5%
                                             CSG Systems International, Inc.*                  54,300       2,650,519
                                             Fiserv Inc.*                                      63,100       2,346,531
                                             OTG Software, Inc.*                                3,600         145,125
                                             PSINet, Inc.*                                     57,100       1,942,292
                                             Sapient Corp.*                                    31,500       2,642,063
                                             ----------------------------------------------------------------------------
                                                                                                            9,726,530

    MISCELLANEOUS COMMERCIAL
      SERVICES--3.2%
                                             CMGI , Inc.*                                      15,000       1,699,687
                                             Concord EFS, Inc.*                               170,150       3,902,816
                                             Internap Network Services Corp.*                  27,500       1,265,000
                                             ----------------------------------------------------------------------------
                                                                                                            6,867,503

    MISCELLANEOUS CONSUMER SERVICES--.9%
                                             eBay, Inc.*                                       10,300       1,812,800
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.3%
    TELECOMMUNICATIONS EQUIPMENT--2.3%
                                             Antec Corp.*                                      35,600       1,595,325
                                             Spectrasite Holdings, Inc.*                       78,900       2,233,856
                                             Tellabs, Inc.*                                    16,300       1,026,645
                                             ----------------------------------------------------------------------------
                                                                                                            4,855,826
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--3.5%
    CONTAINERS & PAPER--.2%
                                             Aptargroup, Inc.                                  13,300         354,944
                                             ----------------------------------------------------------------------------

    ELECTRICAL PRODUCTS--1.6%
                                             Anadigics, Inc.*                                  33,450       2,207,700
                                             Nanometrics, Inc.*                                25,900       1,262,625
                                             ----------------------------------------------------------------------------
                                                                                                            3,470,325

    INDUSTRIAL SPECIALTY--.7%
                                             Corning, Inc.                                      8,100       1,571,400
                                             ----------------------------------------------------------------------------

    OFFICE EQUIPMENT/SUPPLIES--1.0%
                                             Lexmark International Group, Inc. "A"*            20,400       2,157,300
                                             ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    TECHNOLOGY--48.6%
    COMPUTER SOFTWARE--15.7%
                                             Advanced Digital Information Corp.*               48,200    $  1,650,850
                                             Check Point Software Technologies Ltd.*           15,400       2,634,363
                                             Comverse Technologies, Inc.*                      17,250       3,260,250
                                             Davox Corp.*                                      55,000       1,471,250
                                             Evolving Software, Inc.*                          58,200         552,900
                                             FirstWorld Communications Inc. "B"*                5,000         101,875
                                             HNC Software, Inc.*                               18,700       1,347,569
                                             ITXC Corp.*                                       11,200         527,100
                                             Information Architects Corp.*                     61,700       1,072,038
                                             Interleaf, Inc.*                                  19,400         911,800
                                             Intuit, Inc.*                                     51,400       2,794,875
                                             J.D. Edwards & Co.*                               82,000       2,670,125
                                             MatrixOne, Inc.*                                   1,500          59,906
                                             MetaCreations Corp.*                              38,600         820,250
                                             Microsoft Corp.*                                  43,700       4,643,125
                                             Parametric Technology Corp.*                      66,400       1,398,550
                                             PeopleSoft, Inc.*                                107,500       2,150,000
                                             SAP AG (Sponsored ADR)*                           39,400       2,354,150
                                             Verity, Inc.*                                     56,400       2,298,300
                                             VocalTec, Ltd.*                                   24,100         701,913
                                             Webmethods, Inc.*                                  1,200         289,650
                                             ----------------------------------------------------------------------------
                                                                                                           33,710,839

    DIVERSE ELECTRONIC PRODUCTS--2.8%
                                             Dell Computer Corp.*                              40,300       2,173,681
                                             Natural Microsystems Corp.*                       16,600       1,423,450
                                             Solectron Corp.*                                  62,000       2,483,875
                                             ----------------------------------------------------------------------------
                                                                                                            6,081,006

    EDP PERIPHERALS--3.2%
                                             Mercury Interactive Corp.*                        56,800       4,501,400
                                             Symbol Technologies, Inc.                         29,600       2,436,450
                                             ----------------------------------------------------------------------------
                                                                                                            6,937,850

    ELECTRONIC COMPONENTS--7.1%
                                             Applied Micro Circuits Corp.*                     38,000       5,702,375
                                             Cisco Systems, Inc.*                              32,600       2,520,387
                                             Jabil Circuit*                                    55,600       2,404,700
                                             Three-Five Systems, Inc.*                         37,600       2,256,000
                                             Vishay Intertechnology, Inc.*                     41,900       2,330,688
                                             ----------------------------------------------------------------------------
                                                                                                           15,214,150

    OFFICE/PLANT AUTOMATION--2.3%
                                             3Com Corp.*                                       18,000       1,001,250
                                             Mercury Computer Systems, Inc.*                   80,000       3,910,000
                                             ----------------------------------------------------------------------------
                                                                                                            4,911,250

    PRECISION INSTRUMENTS--3.2%
                                             Credence Systems Corp.*                           19,400       2,427,425
                                             Harmonic Inc.*                                    15,800       1,315,350
                                             Photon Dynamics, Inc.*                            43,500       3,001,500
                                             ----------------------------------------------------------------------------
                                                                                                            6,744,275

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    SEMICONDUCTORS--14.3%
                                             Atmel Corp.*                                      78,000    $  4,026,750
                                             California Micro Devices Corp.*                   31,000         850,562
                                             Intel Corp.                                       27,100       3,575,506
                                             Intersil Holding Corp.*                           43,000       2,222,563
                                             Linear Technology Corp.*                          43,400       2,387,000
                                             Pericom Semiconductor Corp.*                      21,200         756,575
                                             QLogic Corp.*                                     18,200       2,466,100
                                             SDL, Inc.*                                        20,000       4,257,500
                                             Sanmina Corp.*                                    34,400       2,324,150
                                             Silicon Storage Technology, Inc.*                 39,800       2,940,225
                                             Vitesse Semiconductor Corp.*                      49,300       4,745,125
                                             ----------------------------------------------------------------------------
                                                                                                           30,552,056
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.3%
    OIL & GAS PRODUCTION--1.3%
                                             Anadarko Petroleum Corp.                          20,500         793,094
                                             Nabors Industries, Inc.*                          53,100       2,060,944
                                             ----------------------------------------------------------------------------
                                                                                                            2,854,038
                                             TOTAL COMMON STOCK
                                             (Cost $126,505,023)                                          180,034,851
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $160,750,695)                                         $214,280,523
                                             ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

The cost for federal income tax purposes was $160,750,695. At March 1, 2000, net unrealized appreciation for all securities based on tax cost was $53,529,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,762,821 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,232,993.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of March 31, 2000 (unaudited)

ASSETS
Investments in securities, at value, (cost $160,750,695)        $214,280,523
----------------------------------------------------------------------------
Cash                                                                  30,602
----------------------------------------------------------------------------
Receivable for investments sold                                      723,126
----------------------------------------------------------------------------
Dividends receivable                                                     444
----------------------------------------------------------------------------
Interest receivable                                                      135
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    2,670,267
----------------------------------------------------------------------------
Due from Adviser                                                     260,714
----------------------------------------------------------------------------
Other assets                                                          43,882
----------------------------------------------------------------------------
TOTAL ASSETS                                                     218,009,693
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  1,286,147
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                      57,421
----------------------------------------------------------------------------
Accrued management fee                                                66,660
----------------------------------------------------------------------------
Other accrued expenses                                               808,106
----------------------------------------------------------------------------
Total liabilities                                                  2,218,334
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $215,791,359
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   (649,472)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        53,529,828
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              14,632,729
----------------------------------------------------------------------------
Paid-in capital                                                  148,278,274
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $215,791,359
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($109,752,416 / 4,496,724 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                   $      24.41
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $24.41)        $      25.90
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($83,077,491 /
  3,503,142 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)             $      23.72
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,961,452 /
  968,796 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)             $      23.70
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (unaudited)

INVESTMENT INCOME
Dividends                                                       $    42,532
---------------------------------------------------------------------------
Interest                                                            564,418
---------------------------------------------------------------------------
Total income                                                        606,950
---------------------------------------------------------------------------
Expenses:
Management fee                                                      326,364
---------------------------------------------------------------------------
Services to shareholders                                            592,881
---------------------------------------------------------------------------
Custodian fees                                                        2,805
---------------------------------------------------------------------------
Distribution services fees                                          235,656
---------------------------------------------------------------------------
Administrative service fees                                         157,364
---------------------------------------------------------------------------
Auditing                                                              1,100
---------------------------------------------------------------------------
Legal                                                                   553
---------------------------------------------------------------------------
Reports to shareholders                                               1,976
---------------------------------------------------------------------------
Registration fees                                                    19,653
---------------------------------------------------------------------------
Trustee fees                                                          5,000
---------------------------------------------------------------------------
Total expenses before expense reductions                          1,343,352
---------------------------------------------------------------------------
Expense reductions                                                  (86,929)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,256,423
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (649,473)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      16,514,688
---------------------------------------------------------------------------
Foreign currency related transactions                                 3,754
---------------------------------------------------------------------------
                                                                 16,518,442
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   36,316,915
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       52,835,357
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $52,185,884
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                     ENDED                    YEAR ENDED
                                                                 MARCH 31, 2000              SEPTEMBER 30,
                                                                  (UNAUDITED)                    1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                      $   (649,473)                  (723,340)
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            16,518,442                  1,651,629
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                        36,316,915                 16,803,913
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          52,185,884                 17,732,202
-----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          140,404,476                 45,738,816
-----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (51,149,268)               (26,452,668)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        89,255,208                 19,286,148
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  141,441,092                 37,018,350
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   74,350,267                 37,331,917
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income (loss) of ($649,473) and $0, respectively)      $215,791,359                 74,350,267
-----------------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                   CLASS A
                                                          SIX MONTHS                                   DECEMBER 31,
                                                            ENDED                                      1996 TO
                                                          MARCH 31,    YEAR ENDED      YEAR ENDED      SEPTEMBER
                                                            2000       SEPTEMBER 30,   SEPTEMBER 30,     30,
                                                          (UNAUDITED)    1999            1998            1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $  15.42        10.98           12.60           9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   (.05)(c)     (0.11)(c)      (0.02)(c)      (0.02)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   9.04         4.55           (1.05)          3.12
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                               8.99         4.44           (1.07)          3.10
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                            --           --              --             --
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                    --           --           (0.55)            --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                              --           --           (0.55)            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  24.41        15.42           10.98          12.60
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                                         58.30**      40.44           (8.67)         32.63**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                  109,752       39,623          21,040          6,289
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.51*        1.59            1.46           1.49*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.42*        1.30            1.25           1.49*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (.05)*      (0.81)          (0.42)         (0.35)*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     140*         125             190            364*
-------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                          SIX MONTHS                                   DECEMBER 31,
                                                           ENDED                                       1996 TO
                                                          MARCH 31,    YEAR ENDED      YEAR ENDED      SEPTEMBER
                                                            2000       SEPTEMBER 30,   SEPTEMBER 30,     30,
                                                          (UNAUDITED)    1999             1998           1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $ 15.06         10.83            12.52          9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                  (.16)(c)     (0.24)(c)        (0.04)(c)     (0.08)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  8.81          4.47            (1.10)         3.10
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                              8.65          4.23            (1.14)         3.02
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                           --            --               --            --
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                   --            --            (0.55)           --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                             --            --            (0.55)           --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 23.71         15.06            10.83         12.52
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                                        57.44**       39.06            (9.30)        31.79**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                  83,077        27,688           13,575         4,132
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               2.69*         2.77             2.81          2.41*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                2.47*         2.17             2.12          2.41*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (.15)*       (1.68)           (1.29)        (1.27)*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    140*          125              190           364*
-------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                              CLASS C
                                                   SIX MONTHS
                                                    ENDED                                       DECEMBER 31,
                                                   MARCH 31,    YEAR ENDED      YEAR ENDED        1996 TO
                                                     2000       SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                   (UNAUDITED)    1999            1998             1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $ 15.06         10.84           12.53              9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           (.13)(c)     (0.25)(c)       (0.04)(c)         (0.07)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                8.77          4.47           (1.10)             3.10
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                       8.64          4.22           (1.14)             3.03
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    --            --              --                --
-----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions            --            --           (0.55)               --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                      --            --           (0.55)               --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 23.70         15.06           10.84             12.53
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                                  57.37**       38.93           (9.29)            31.89**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           22,961         7,039           2,717             1,188
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.55*         2.96            2.76              2.19*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.54*         2.30            2.10              2.19*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.16)*       (1.81)          (1.27)            (1.05)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             140*          125             190               364*
-----------------------------------------------------------------------------------------------------------------

 * Annualized.

** Not annualized.

(a) Total return does not reflect the effect of sales charges.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Aggressive Growth Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or

NOTES TO FINANCIAL STATEMENTS

                             sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,893,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE & SALES OF
     SECURITIES              For the six months ended March 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $137,478,755

                             Proceeds from sales                      78,222,207

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

NOTES TO FINANCIAL STATEMENTS

                             For the six months ended March 31, 2000 the Fund incurred a management fee as follows:

                                       Base fee                                                  $ 456,990
                                       Performance adjustment                                     (130,626)
                                                                                                 ---------
                                       Total fees                                                $ 326,364
                                                                                                 =========

                             Scudder Kemper has agreed to waive certain operating expense of the Fund. Under this agreement, Scudder Kemper waived and absorbed operating expenses of $80,950 for the six months ended March 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 2000 are $37,570.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 2000 are $276,557, of which $124,667 was unpaid at March 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees were paid by KDI for the six months ended March 31, 2000 were $76,414 after an expense waiver of $80,950, of which $48,609 was unpaid at March 31, 2000. In addition $51 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $322,226 for the six months ended March 31, 2000, of which $322,226 was unpaid at March 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                     MARCH 31, 2000                     SEPTEMBER 30, 1999
                                                              ----------------------------         ----------------------------
                                                                SHARES           AMOUNT              SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                3,744,201      $ 82,800,501          1,654,500      $ 23,822,260
                                       ----------------------------------------------------------------------------------------
                                        Class B                2,029,343        43,595,980          1,250,339        16,813,433
                                       ----------------------------------------------------------------------------------------
                                        Class C                  660,906        14,007,995            374,361         5,103,123
                                       ----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                                        Class A                       --                --                 --                --
                                       ----------------------------------------------------------------------------------------
                                        Class B                       --                --                 --                --
                                       ----------------------------------------------------------------------------------------
                                        Class C                       --                --                 --                --
                                       ----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (1,837,542)      (40,791,148)        (1,046,748)      (14,489,362)
                                       ----------------------------------------------------------------------------------------
                                        Class B                 (344,144)       (7,044,432)          (620,400)        9,794,000
                                       ----------------------------------------------------------------------------------------
                                        Class C                 (159,422)       (3,313,688)          (157,839)       (2,169,306)
                                       ----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   19,967      $    469,251             48,000           627,000
                                       ----------------------------------------------------------------------------------------
                                        Class B                  (20,529)         (469,251)           (48,000)         (627,000)
                                       ----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARES
                                        TRANSACTIONS                          $ 89,255,208                         $ 19,286,148
                                       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $2,146 and $3,833, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Chairman and Trustee              President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President                    Assistant Treasurer
                                  and Secretary
LINDA C. COUGHLIN
Trustee                           JOHN R. HEBBLE
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           LINDA J. WONDRACK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        MAUREEN E. KANE
                                  Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com

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Long-term investing in a short-term world(SM)

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)